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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 1999


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 1999, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 1999-NCB)


                      New Century Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)
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         Delaware                     333-76805              33-0852169
----------------------------         ------------         ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         18400 Von Karman
         Irvine, California                                  92612
----------------------------------                        ----------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                      Description
-----------          -----------                      -----------

1                    5.1, 8.1, 23.1                   Opinion and Consent of
                                                      Thacher Proffitt & Wood.






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 27, 1999


                                           NEW CENTURY MORTGAGE
                                           SECURITIES, INC.


                                         By:   /s/ Patrick J. Flanagan
                                              ----------------------------
                                         Name: Patrick J. Flanagan
                                         Title:President






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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                   Description
------            -----------                   -----------

1                 5.1, 8.1, 23.1                Opinion and Consent of Counsel



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                                                         EXHIBIT 5. 1, 8.1, 23.1
                                                         -----------------------

                     [Letterhead of Thacher Proffitt & Wood]



                                                   September 28, 1999



PaineWebber Incorporated
  as Representative of the Several Underwriters
1285 Avenue of the Americas
11th Floor
New York, New York 10019

                  Opinion:  Underwriting Agreement
                  New Century Home Equity Loan Trust, Series 1999-NCB Asset Backed Pass-Through Certificates
                  ----------------------------------------------------

Ladies and Gentlemen:

          We have acted as counsel to New Century Mortgage Securities, Inc. (the "Depositor"), NC Capital Corporation (the "Seller") and New Century Mortgage Corporation (the "Master Servicer") in connection with (i) the Mortgage Loan Purchase Agreement, dated September 24, 1999 (the "Purchase Agreement"), between the Seller and the Depositor, (ii) the Pooling and Servicing Agreement, dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, the Master Servicer as master servicer, Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator") and the certificates issued pursuant thereto designated as Asset-Backed Pass- Through Certificates, Series 1999-NCB, (collectively, the "Certificates"), (iii) the Underwriting Agreement, dated September 17, 1999 (the "Underwriting Agreement"), among the Depositor, the Master Servicer and PaineWebber Incorporated as representative of the several underwriters (the "Underwriter") pursuant to which certain Certificates were sold (collectively, the "Underwritten Certificates"), (iv) the Indemnification Agreement, dated September 28, 1999 (the "Indemnification Agreement") among Financial Security Assurance Inc. ("FSA"), the Underwriter, Greenwich Capital Markets, Inc. and the Master Servicer, (v) the Insurance and Indemnity Agreement, dated September 28, 1999 (the "Insurance Agreement"), among FSA, the Master Servicer, the Seller and the Depositor and (vi) the Prospectus Supplement, dated September 24, 1999 (the "Prospectus Supplement"), and the Prospectus to which it relates, dated September 10, 1999 (the "Base Prospectus"; together with the Prospectus Supplement, the "Prospectus). The Purchase Agreement, the Pooling and Servicing Agreement, the Underwriting Agreement, the Indemnification Agreement and the Insurance Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in the Agreements.



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     In rendering this opinion letter, we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in the documents to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such documents as so modified or supplemented. In rendering this opinion letter, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of the agreements to which this opinion letter relates.

     Our opinions set forth below with respect to the enforceability of any right or obligation under any agreement are subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law and
(ii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties.

     In rendering this opinion letter, we do not express any opinion concerning any laws other than the federal laws of the United States, the laws of the State of New York and the State of Delaware. We do not express any opinion with respect to the securities laws of any jurisdiction or any other matter not specifically addressed in the opinions expressed below.

     Based upon and subject to the foregoing, it is our opinion that:

     1. The Pooling and Servicing Agreement, assuming the authorization, execution and delivery thereof by the parties thereto, will be a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder against the parties thereto in accordance with its terms.

     2. The Certificates, assuming the authorization, execution and delivery of the related Pooling and Servicing Agreement, the execution and authentication of such Certificates in accordance with that Pooling and Servicing Agreement and the delivery thereof and payment therefor as contemplated in the Registration Statement



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                                       -3-

          and in the prospectus and prospectus supplement delivered in connection with such Certificates, will be legally and validly issued and outstanding, fully paid and non-assessable and entitled to the benefits of that Pooling and Servicing Agreement.

     3. Assuming compliance with the provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust will qualify as a REMIC within the meaning of the "REMIC Provisions of the Code, the Class R Certificates will constitute the sole class of "residual interests" in the Trust and the Underwritten Certificates will represent ownership of "regular interests" in the Trust and will generally be treated as debt instruments of the Trust, within the meaning of the REMIC Provisions in effect on the date hereof. This opinion confirms and adopts the opinion set forth in the Registration Statement.

     We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement, and to the use of our name in the prospectus and prospectus supplement included in the Registration Statement under the headings "Federal Income Tax Consequences" and "Legal Matters," without admitting that we are "persons" within the meaning of Section 7(a) or 11(a)(4) of the 1933 Act, or "experts" within the meaning of Section 11 thereof, with respect to any portion of the Registration Statement.

                                         Very truly yours,

                                         THACHER PROFFITT & WOOD


                                         By:    /s/ Richard M. Horowitz
                                         Name:  Richard M. Horowitz
                                         Title: Partner